Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 13,141	$ 11,586
Value-added and excise taxes	5,528	4,965
Other taxes	953	854
Material tax net	$ 19,622	$ 17,405